SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 19, 1994


                            WEST PENN POWER COMPANY
            (Exact name of registrant as specified in its charter)

      Pennsylvania                  1-255-2                 13-5480882
      (State or other               (Commission File        (IRS Employer
       jurisdiction of               Number)                 Identification
       incorporation)                                        Number)


                             800 Cabin Hill Drive
                        Greensburg, Pennsylvania 15601
                   (Address of principal executive offices)


Registrant's telephone number,
      including area code:                                  (412) 837-3000

Item 5.     Other Events.

            The Exhibits to this Report listed in Item 7 below relate to the Registration Statements on Form S-3, Nos. 33-56260, 33-51303 and 33-56997.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

4(a) Form of New Bonds, Series MM, 7-3/4% (contained in form of Board Resolutions filed herewith as Exhibit 4(d)).

4(c) Supplemental Indenture, dated as of May 1, 1995, Supplemental to First Mortgage, dated March 1, 1916, between the Registrant and The Chase Manhattan Bank (National Association), Trustee.

4(d)        Form of Board Resolutions with respect to the New Bonds, Series
            MM, 7-3/4%.

12(a)       Statement re computation of ratios.




                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          WEST PENN POWER COMPANY



Dated:  May 19, 1995                      By:    KENNETH D. MOWL
                                          Name:  Kenneth D. Mowl
                                          Title: Secretary and Treasurer

                                 EXHIBIT INDEX


Item No. 1        4(a)        Form of New Bonds, Series MM, 7-3/4% (contained
                              in form of Board Resolutions filed herewith as
                              Exhibit 4(d)).

Item No. 2        4(c)        Supplemental Indenture, dated as of May 1, 1995,
                              Supplemental to First Mortgage, dated March 1,
                              1916, between the Registrant and The Chase
                              Manhattan Bank (National Association), Trustee.

Item No. 3        4(d)        Form of Board Resolutions with respect to the
                              New Bonds, Series MM, 7-3/4%.

Item No. 4        12(a)       Statement re computation of ratios.